EXHIBIT 99.1

  CERTIFICATIONS OF JAMES A. EGIDE, CHAIRMAN OF THE BOARD AND ACTING PRINCIPAL
   EXECUTIVE OFFICER, AND MICHAEL D. BARD, DIRECTOR AND PRINCIPAL ACCOUNTING OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

I, James A. Egide, Chairman and Acting Principal Executive Officer of Orbis Development, Inc. (the "Company"), hereby certify that (a) the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ JAMES A. EGIDE
                                                  ------------------
Date: September 19, 2005                            James A. Egide
                                           Chairman of the Board and Acting
                                             Principal Executive Officer,
                                                Orbis Development, Inc.

I, Michael D. Bard, Director and Principal Accounting Officer of Orbis Development, Inc. (the "Company"), hereby certify that (a) the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                  /s/ MCIAHEL D. BARD
                                                  -------------------
Date: September 19, 2005                            Michael D. Bard
                                       Director and Principal Accounting Officer
                                                Orbis Development, Inc.
                                                           .

The foregoing certifications are being furnished solely pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Form 10-KSB or as separate disclosure documents. Signed originals of these written statements have been provided to Orbis and will be retained by Orbisl and furnished to the Securities and Exchange Commission or its staff upon request.

  CERTIFICATION OF JAMES A. EGIDE, CHAIRMAN OF THE BOARD AND ACTING PRINCIPAL EXECUTIVE OFFICER, PURSUANT TO RULE 13a-14 OFTHE SECURITIES EXCHANGE ACT OF 1934

I, James A. Egide, certify that:

1. I have reviewed this quarterly report on Form 10-KSB of Orbis Development, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-14 and 15d-14) for the registrant and we have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b) Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

     c) Presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

September 19, 2005

                                           /s/ JAMES A. EGIDE
                                           ------------------
                                             James A. Egide
                                Chairman of the Board and Acting Principal
                                            Executive Officer

  CERTIFICATION OF MICHAEL D. BARD, DIRECTOR AND PRINCIPAL ACCOUNTING OFFICER,
         PURSUANT TO RULE 13a-14 OF THE SECURITIES EXCHANGE ACT OF 1934

I, Michael D. Bard, certify that:

1. I have reviewed this quarterly report on Form 10-KSB of Orbis Development, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report.

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-14 and 15d-14) for the registrant and we have:

     a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

     b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

     c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

     a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

September 19, 2005

                                           /s/ MICHAEL D. BARD
                                           -------------------
                                             Michael D. Bard
                                Director and Principal Accounting Officer